UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2015

MARRIOTT INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13881	52-2055918
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland	20817
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 15, 2015, Marriott International, Inc., a Delaware corporation (the “Company” or “Marriott”), Mars Merger Sub, Inc., a Maryland corporation and a wholly owned subsidiary of the Company (“Marriott Corporate Merger Sub”), Mars Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Marriott LLC Merger Sub”), Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation (“Starwood”), Solar Merger Sub 1, Inc., a Maryland corporation and a wholly owned subsidiary of Starwood (“Holdco”), and Solar Merger Sub 2, Inc., a Maryland corporation and a wholly owned subsidiary of Holdco (“Starwood Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, the Company will acquire Starwood in a series of transactions and stockholders of Starwood will receive 0.920 shares of common stock, par value $0.01 per share, of the Company (the “Stock Consideration”), and $2.00 in cash, without interest (the “Cash Consideration” and, together with the Stock Consideration, the “Merger Consideration”).

The transaction will occur through multiple steps. First, Starwood Merger Sub will be merged with and into Starwood (the “Starwood Merger”), with Starwood as the surviving entity (the “Initial Starwood Surviving Corporation”). At the effective time of the Starwood Merger, each share of common stock, par value $0.01 per share, of Starwood (the “Starwood Common Stock”) issued and outstanding immediately prior to the effective time of the Starwood Merger will be converted into the right to receive one share of common stock, par value $0.01 per share, of Holdco (the “Holdco Common Stock”).

Immediately following the effectiveness of the Starwood Merger, the Initial Starwood Surviving Corporation will be converted from a Maryland corporation into a Maryland limited liability company (the “Starwood LLC Conversion”). Then, on the day immediately following the effectiveness of the Starwood Merger and the Starwood LLC Conversion, Marriott Corporate Merger Sub will be merged with and into Holdco (the “Initial Holdco Merger”), with Holdco as the surviving entity in the Initial Holdco Merger (the “Initial Holdco Surviving Corporation”). At the effective time of the Initial Holdco Merger, each share of Holdco Common Stock will be converted into the right to receive the Merger Consideration.

Finally, immediately following the effectiveness of the Initial Holdco Merger, the Initial Holdco Surviving Corporation will be merged with and into Marriott LLC Merger Sub (the “Final Holdco Merger” and, together with the Starwood Merger, the Starwood LLC Conversion and the Initial Holdco Merger, the “Combination Transactions”), with Marriott LLC Merger Sub as the surviving entity in the Final Holdco Merger.

Consummation of the Combination Transactions is subject to customary conditions, including customary conditions relating to (i) the approval of the issuance of the Stock Consideration by the Company by a majority of the votes cast at a duly convened meeting of the stockholders of the Company (the “Company Stockholder Approval”), (ii) the approval of the Starwood Merger and the Initial Holdco Merger by holders of a majority of the outstanding shares of Starwood Common Stock entitled to vote thereon at a duly convened meeting (the “Starwood Stockholder Approval”), (iii) the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of other required regulatory approvals and (iv) the completion of the previously announced separation of Starwood’s vacation ownership business. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement.

The Merger Agreement contains customary representations and warranties of the Company and Starwood. Additionally, the Merger Agreement contains customary pre-closing covenants, including covenants requiring each party (i) to use reasonable best efforts to cause the consummation of the transactions contemplated by the Merger Agreement, (ii) to conduct its business in the ordinary course and (iii) to refrain from taking certain actions prior to the consummation of the Combination Transactions without the other party’s consent. The Merger Agreement also contains “no shop” provisions that restrict the Company’s and Starwood’s ability to solicit or initiate discussions or negotiations with third parties regarding other proposals to acquire the Company or Starwood, as applicable, and the Company and Starwood have each agreed to certain terms relating to their ability to respond to such proposals. In addition, the Merger Agreement requires that, subject to certain exceptions, the board of directors of the Company recommend that the Company’s stockholders approve the issuance of the Stock Consideration and that the board of directors of Starwood recommend that Starwood’s stockholders approve the Starwood Merger and the Initial Holdco Merger.

Prior to obtaining the Company Stockholder Approval, the Company’s board of directors may, among other things, (i) withhold, withdraw, modify or qualify its recommendation of the Combination Transactions or approve, endorse or recommend any Marriott Alternative Transaction (as defined in the Merger Agreement) or (ii) terminate the Merger Agreement to enter into an agreement providing for a Marriott Superior Proposal (as defined in the Merger Agreement), subject to complying with notice and other specified conditions, including giving Starwood the opportunity to propose revisions to the terms of the transactions contemplated by the Merger Agreement during a period following notice, and the payment of the Termination Fee (as defined below). Starwood has reciprocal rights and obligations under the Merger Agreement.

The Merger Agreement contains specified termination rights for the parties and provides that, in connection with the termination of the Merger Agreement under specified circumstances, including termination of the Merger Agreement by the Company or Starwood to enter into a definitive agreement for an acquisition proposal that constitutes a Marriott Superior Proposal or a Starwood Superior Proposal, as applicable (each as defined in the Merger Agreement), the Company or Starwood, as applicable, will be required to pay a termination fee equal to $400 million (such amount, the “Termination Fee”).

The foregoing summary description of the Merger Agreement and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the parties thereto or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties thereto; may be subject to limitations agreed upon by such parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties thereto.

Item 8.01.	Other events

On November 16, 2015, Marriott and Starwood issued a joint press release announcing their entry into the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking” statements, as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission in its rules, regulations and releases. Forward-looking statements are any statements other than statements of historical fact, including statements regarding Starwood’s and Marriott’s expectations, beliefs, hopes, intentions or strategies regarding the future. Among other things, these forward-looking statements may include statements regarding the proposed combination of Starwood and Marriott; our beliefs relating to value creation as a result of a potential combination with Starwood; the expected timetable for completing the transactions; benefits and synergies of the transactions; future opportunities for the combined company; and any other statements regarding Marriott’s and Starwood’s future beliefs, expectations, plans, intentions, financial condition or performance. In some cases, forward-looking statements can be identified by the use of words such as “may,” “will,” “expects,” “should,” “believes,” “plans,” “anticipates,” “estimates,” “predicts,” “potential,” “continue,” or other words of similar meaning. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements. Factors that might cause such a difference include, but are not limited to, general economic conditions, our financial and business prospects, our capital requirements, our financing prospects, our relationships with associates and labor unions, our ability to consummate potential acquisitions or dispositions, Starwood’s ability to spin-off its vacation ownership business and the concurrent acquisition thereof by Interval Leisure Group, Inc. (“ILG”) and its ability to realize the anticipated benefits of such transaction, and those disclosed as risks in other reports filed by us with the Securities and Exchange Commission, including those described in our most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K and Part I of Starwood’s most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Other risks and uncertainties include the timing and likelihood of completion of the proposed transactions between Marriott and Starwood, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals for the proposed transactions that could reduce anticipated benefits or cause the parties to abandon the transactions; the possibility that Marriott’s stockholders may not approve the proposed transactions; the possibility that Starwood’s stockholders may not approve the proposed transactions; the possibility that the expected synergies and value creation from the proposed transactions will not be realized or will not be realized within the expected time period; the risk that the businesses of Marriott and Starwood will not be integrated successfully; disruption from the proposed transactions making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; the possibility that the proposed transactions do not close, including due to the failure to satisfy the closing conditions; as well as more specific risks and uncertainties. We caution readers that any such statements are based on currently available operational, financial and competitive information, and they should not place undue reliance on these forward-looking statements, which reflect management’s opinion only as of the date on which they were made. Except as required by law, we disclaim any obligation to review or update these forward-looking statements to reflect events or circumstances as they occur.

NO OFFER OR SOLICITATION

The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The proposed transaction will be submitted to Marriott’s and Starwood’s stockholders for their consideration. In connection with the proposed transaction, Marriott will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Marriott and Starwood that will also constitute a prospectus of Marriott. Investors and security holders are urged to read the joint proxy statement and registration statements/prospectuses and any other relevant documents filed with the SEC when they become available, because they will contain important information. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents (when available) that Marriott and Starwood file with the SEC at the SEC’s website at www.sec.gov. In addition, these documents may be obtained from Marriott free of charge by directing a request to investorrelations@marriott.com, or from Starwood free of charge by directing a request to ir@starwoodhotels.com.

PARTICIPANTS IN THE SOLICITATION

Marriott, Starwood, and certain of their respective directors and executive officers may be deemed to be participants in the proposed transaction under the rules of the SEC. Investors and security holders may obtain information regarding the names, affiliations and interests of Marriott’s directors and executive officers in Marriott’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 19, 2015, and its proxy statement for its 2015 Annual Meeting, which was filed with the SEC on April 7, 2015. Information regarding the names, affiliations and interests of Starwood’s directors and executive officers may be found in Starwood’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 25, 2015, and its definitive proxy statement for its 2015 Annual Meeting, which was filed with the SEC on April 17, 2015. These documents can be obtained free of charge from the sources listed above. Additional information regarding the interests of these individuals will also be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 15, 2015, by and among Marriott International, Inc., Starwood Hotels & Resorts Worldwide, Inc., Solar Merger Sub 1, Inc., Solar Merger Sub 2, Inc., Mars Merger Sub, Inc. and Mars Merger Sub, LLC.

99.1	Joint press release issued November 16, 2015 by Marriott International, Inc. and Starwood Hotels & Resorts Worldwide, Inc. announcing their entry into the Merger Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2015	MARRIOTT INTERNATIONAL, INC.

	By:	/s/ Bao Giang Val Bauduin
		Name:	Bao Giang Val Bauduin
		Title:	Controller and Chief Accounting Officer

EXHIBIT INDEX

2.1	Agreement and Plan of Merger, dated as of November 15, 2015, by and among Marriott International, Inc., Starwood Hotels & Resorts Worldwide, Inc., Solar Merger Sub 1, Inc., Solar Merger Sub 2, Inc., Mars Merger Sub, Inc. and Mars Merger Sub, LLC.

99.1	Joint press release issued November 16, 2015 by Marriott International, Inc. and Starwood Hotels & Resorts Worldwide, Inc. announcing their entry into the Merger Agreement.